SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        March 1, 2004
                                                 -------------------------------




                             FIRST DELTAVISION, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                      0-23511                  87-0412182
------------------------      ------------------      ------------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                        Identification No.)


         695 TOWN CENTER DRIVE, SUITE 260, COSTA MESA, CALIFORNIA 92626
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


Registrant's telephone number, including area code:  (714) 434-9191
                                                   ----------------

                   9005 COBBLE CANYON LANE, SANDY, UTAH 84093
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On March 1, 2004, we dismissed Pritchett, Siler & Hardy as our independent accountants, and we have engaged Ramirez International as our independent accountants.

      The reports of Pritchett, Siler & Hardy on our financial statements for the fiscal years ended June 30, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Pritchett, Siler & Hardy on our financial statements as of and for the year ended June 30, 2003 stated that we had has incurred losses since our inception, had current liabilities in excess of current assets and has not yet been successful in establishing profitable operations, and that these factors raised substantial doubt about our ability to continue as a going concern.

      The decision to change accountants from Pritchett, Siler & Hardy to Ramirez International was approved by our board of directors.

      During our fiscal years ended June 30, 2002 and 2003 and the subsequent interim period through March 1, 2004, the date of the dismissal of Pritchett, Siler & Hardy, we did not have any disagreement with Pritchett, Siler & Hardy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Pritchett, Siler & Hardy on our financial statements as of and for the year ended June 30, 2003 stated that we had has incurred losses since our inception, had current liabilities in excess of current assets and has not yet been successful in establishing profitable operations, and that these factors raised substantial doubt about our ability to continue as a going concern.

      We engaged Ramirez International on March 1, 2004. We had not consulted Ramirez International regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

      We have provided Pritchett, Siler & Hardy with a copy of this report prior to its filing with the Commission. Pritchett, Siler & Hardy has provided a letter to us, dated March 12, 2004 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

      Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 16.1      Letter on change in certifying accountant

ITEM 8.  CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

      Not applicable.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST DELTAVISION, INC.
                                    (Registrant)


Date:  March 15, 2004                   By: /s/ Bruce Mogel
                                            ------------------------------------
                                            Bruce Mogel, Chief Executive Officer